Exhibit 10.36

Dated 23 August 2011

(1)                                          King Reach Limited

(2)                                          Greatfaith Group Limited

(3)                                          Allstrong Investments Limited

(“Mortgagors”)

(4)                                          VODone Limited (“Mortgagee”)

Share Mortgage

Relating to Shares in the Capital of VODone Limited

and Amendment Deed

Relating to the Share Purchase Agreement dated 9 October 2009

THIS DEED is made on the 23rd day of August, 2011

BETWEEN:

(1)                                          King Reach Limited whose registered office is at P.O. Box 933, 2nd Floor, Abbott Building, Road Town, Tortola, British Virgin Islands (“King Reach”);

(2)                                          Greatfaith Group Limited whose registered office is at P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands (“Greatfaith”);

(3)                                          Allstrong Investments Limited whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“Allstrong”);

(King Reach, Greatfaith and Allstrong, together the (“Mortgagors”), and a (“Mortgagor”) means anyone of them); and

(4)                                          VODone Limited whose registered office is at Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda (the “Mortgagee”).

WHEREAS:

(A)                                        Pursuant to a share purchase agreement dated 9 October 2009 (the “Agreement”) by and among the Mortgagors and the Mortgagee whereby, inter alia, the Mortgagee has agreed to purchase from the Mortgagors in total 70% of the total fully paid up issued shares of the Company (as defined below) as at the date thereof upon the terms contained therein;

(B)                                        Pursuant to and simultaneously with the entering of the Agreement, the Mortgagors, the Mortgagee and the Company entered into a share pledge agreement (“Share Pledge”) whereupon the Mortgagors agreed, among others, to pledge 300 issued shares of the Company, representing 30% of the total issued shares of the Company as of the date thereof, to the Mortgagee;

(C)                                        On the date hereof, King Reach, Greatfaith, the Mortgagee and CMGE (as defined below) have entered into a share swap agreement (“Share Swap Agreement”) pursuant to which, among others, King Reach and Greatfaith have agreed to sell, and the Mortgagee has agreed to purchase, the King Reach Sale Shares and the Greatfaith Sale Shares (as defined in the Share Swap Agreement) respectively;

(D)                                        300 issued shares of the Company subject to sale under the Share Swap Agreement are also subject to the Share Pledge;

(E)                                         Pursuant to the Share Swap Agreement, a deed of release dated the date hereof in connection with the Share Pledge dated 9 October 2009 will be executed by the Mortgagors, the Mortgagee and the Company (the “Deed of Release”);and

(F)                                          Consequently, it is the intention of the Parties to amend the Agreement as set out in Clause 15 below, and pursuant to the Share Swap Agreement, the Mortgagors have agreed to enter into this Share Mortgage as security for the performance of their respective obligations under the Agreement on the terms set out hereinafter.

NOW THIS DEED WITNESSES as follows:

1.                                               INTERPRETATION

1.1                                        Definitions and Construction

In this Deed, unless the context requires otherwise:

“Agreement”

the share purchase agreement dated 9 October 2009 by and among the Mortgagors and the Mortgagee whereby, inter alia, the Mortgagee has agreed to purchase from the Mortgagors 70% of the issued shares of the Company as at the date thereof, as amended, varied, modified or restated from time to time;

“Beauty Wave”	Beauty Wave Limited, a company incorporated in the BVI;

“BVI”	British Virgin Islands;

“China Wave”	China Wave Group Limited, a company incorporated in the BVI;

“CMGE”

China Mobile Games and Entertainment Group Limited, a limited liability company incorporated in the Cayman Islands having its registered office at P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands;

“Company”

Dragon Joyce Limited, a company incorporated in the British Virgin Islands whose registered address is at P.O. Box 933, 3rd Floor, Omar Hodge Building, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands;

“Consideration”	the Consideration Shares and HK$40,000,000 in total payable to the Mortgagors by the Mortgagee under the Agreement;

“Consideration Shares”	100,789,333 VODone Shares to be allotted and issued by the Mortgagee to the Mortgagors under Clause 4.1 of the Agreement;

“Dividends”	all dividends, interest and other sums which are or may become payable to the Mortgagor (or its nominee) in its capacity as holder of the Shares and includes:

(a) the right to receive any and all such sums and the right to the benefit of all claims in respect of any default in paying such sums; and

(b) all forms of remittance of such sums and any bank or other account to which such sums may be paid or credited;

“Event of Default”	any breach by the Mortgagor of any of its obligations under the Agreement;

“HK$”	Hong Kong dollar, the lawful currency of Hong Kong;

“Hong Kong”	the Hong Kong Special Administrative Region of the People’s Republic of China;

“Lock-up Restrictions”	the restrictions imposed under clause 4.2 of the Agreement;

“Locked-up Shares”

the Consideration Shares subject to the Lock-up Restrictions, being 100,789,333 VODone Shares as of 9 October 2009 and 33,596,445 VODone Shares as of the date hereof for the period up to and including the Release Date, of which 30,293,334, 2,781,778, and 521,333 VODone Shares are beneficially owned by King Reach, Greatfaith and Allstrong, respectively;

“Parties”	the Mortgagors and the Mortgagee; “party” means any of them;

“Power of Attorney”	the power of attorney as set out in Clause 11 of this Deed;

“Release Date”	the date which falls within 30 days after the date the audited accounts of Beauty Wave and China Wave for the 2011 financial year are issued (whichever is later) by their respective auditors;

“Secured Obligations”	all obligations (now or at any time hereafter arising) of the Mortgagor to the Mortgagee under the Agreement;

“Share Pledge”	the share pledge agreement dated 9 October 2009 entered into between the Mortgagors, the Mortgagee, and the Company as amended, varied, modified or restated from time to time;

“Share Swap Agreement”

the share swap agreement entered into by King Reach, Greatfaith, the Mortgagee and CMGE on the date hereof, pursuant to which, among others, King Reach and Greatfaith have agreed to sell, in total, 300 issued shares of the Company to the Mortgagee to be satisfied by the Mortgagee procuring CMGE to allot and issue, in total, 45,600,000 shares of US$0.001 each in the share capital of CMGE;

“Shares”	the Locked-up Shares from time to time and, where the context permits, include the Dividends and those stocks, shares, rights, monies and other property referred to in Clause 2.5;

“Transfer Forms”	an instrument of transfer in respect of the Shares (in the form annexed hereto as Appendix A or in a form substantially similar thereto), duly executed in blank;

“US$”	United States dollar, the lawful currency of the United States;

“VODone”	VODone Limited, a limited liability company incorporated in Bermuda whose shares are listed on the Main Board of The Stock Exchange of Hong Kong Limited; and

“VODone Shares”	ordinary shares of HK$0.01 each in the capital

of VODone.

1.2                                        Successors and Assigns

The expressions “Mortgagor” and “Mortgagee” shall where the context permits include their respective successors and permitted assigns and any persons deriving title under them.

1.3                                        Miscellaneous

In this Deed, unless the context requires otherwise:

1.3.1                                       references to statutory provisions shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time;

1.3.2                                       words importing the singular include the plural and vice versa and words importing a gender include every gender;

1.3.3                                       references to this Deed or the Agreement shall be construed as references to such document as the same may be amended or supplemented from time to time hereafter; and

1.3.4                                       unless otherwise stated, references to Clauses are to clauses of this Deed.  Clause headings are inserted for reference only and shall be ignored in construing this Deed.

2.                                               MORTGAGE OF SHARES

2.1                                        Mortgage

In consideration of the Mortgagee paying the Consideration to the Mortgagors upon the terms and conditions of the Agreement, the Mortgagors as beneficial owners, mortgage, charge and assign by way of first fixed charge the Shares to the Mortgagee as a continuing security for the due and punctual performance and observance by the Mortgagors of all the obligations of the Mortgagors contained in the Agreement.

2.2                                        Deposit of Documents and Notice to Nominee

For the purpose of enabling the Mortgagee to exercise its rights under this Deed, the Mortgagors undertake forthwith upon the execution of this Deed to deposit, or procure that there be deposited with the Mortgagee the certificates in respect of the Shares together with Transfer Forms in respect thereof, duly executed in blank (and the Mortgagee being hereby irrevocably authorised to complete the Transfer Forms with all necessary particulars) and such other documents as the

Mortgagee may from time to time reasonably require for perfecting its title to the Shares.

2.3                                        Further Assurances

For the purpose of securing the Mortgagee’s interest in the Shares and the performance of the Secured Obligations, the Mortgagors shall assist the Mortgagee and take all steps within its power necessary to register the Shares in the Mortgagee’s name or any other name that the Mortgagee may from time to time direct or to perfect the title of the Mortgagee to the Shares or any of them, or to vest or enable the Mortgagee to vest the Shares in the Mortgagee (or its trustees or nominees) or any purchaser, or to exercise any right attaching to the Shares or any of them.

2.4                                        Registration in Name of Mortgagee or its Nominee

For the purpose of securing the Mortgagee’s interest in the Shares and the performance of the Secured Obligations, the Mortgagors agree that at any time the Mortgagee may, at the cost of the Mortgagors, register the Shares or any part thereof in the name of the Mortgagee or its nominee; for the avoidance of doubt, the Mortgagors shall be jointly and severally liable to the costs associated with such registration.

2.5                                        Dividends and Accretions

This Deed shall extend to and include all Dividends (other than those paid to the Mortgagors under clause 6.1.1) and all stocks, shares (and the Dividends in respect thereof), rights, monies or other property accruing or offered at any time by way of redemption, substitution, bonus, preference, option or otherwise to or in respect of any of the Shares and all allotments, accretions, offers, rights, benefits and advantages whatsoever at any time accruing, made, offered or arising in respect of any of the same and all further shares in the capital of VODone issued subsequent hereto provided that nothing herein shall be construed as placing on the Mortgagee any liability whatsoever in respect of such aforesaid property.  If the Mortgagors shall acquire any such other stocks or shares as aforesaid, it shall forthwith deliver or procure that there be delivered to the Mortgagee the certificates in respect thereof together with Transfer Forms in respect thereof duly executed in blank (and the Mortgagee being hereby irrevocably authorised to complete the Transfer Forms with all necessary particulars) to enable the same to be registered in the name of the Mortgagee or its nominee.

2.6                                        No Liability for Calls

Nothing in this Deed shall be construed as placing on the Mortgagee any liability whatsoever in respect of any calls, instalments or other payments relating to any of the Shares or any rights, shares or other securities accruing, offered or arising as aforesaid, and the Mortgagors shall indemnify the Mortgagee in respect of all calls, instalments or other payments relating to any of the Shares and to any rights, shares and other securities accruing, offered or arising as aforesaid in respect of any of the Shares.  For the avoidance of doubt, the Mortgagors shall be jointly and severally liable to the aforesaid indemnity payable to the Mortgagee.

2.7                                        Discharge

Upon the discharge of the Secured Obligations, the Mortgagee shall forthwith discharge (and do and procure to be done all acts and things within its power or control to effect the discharge of) the security created by this Deed.

3.                                               CONTINUING SECURITY

This Deed shall be a continuing security and shall remain in full force and effect until the Secured Obligations have been satisfied in full, notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Mortgagors or any other person or any intermediate settlement of account or other matter whatsoever.  This Deed is in addition to, and independent of, any charge, guarantee or other security or right or remedy now or at any time hereafter held by or available to the Mortgagee.

4.                                               REPRESENTATIONS AND WARRANTIES

4.1                                        Each of the Mortgagors hereby represents and warrants to the Mortgagee that:

4.1.1                                       it is the beneficial owner of the Shares which are fully paid up and free from any encumbrances other than the mortgage created hereunder;

4.1.2                                       it has good right and title to deposit, mortgage and/or pledge the Shares subject to the mortgage created hereunder;

4.1.3                                       this Deed and the Power of Attorney will constitute legal valid and binding obligations of the Mortgagor, in accordance with its terms;

4.1.4                                       the execution, delivery and performance of this Deed and the Power of Attorney will not exceed the power granted to the Mortgagor, or violate any provisions of:

4.1.4.1                                                any law or regulation in any order or decree of any government authority, agency or court to which it is subject;

4.1.4.2                                                the Mortgagor’s Memorandum and Articles of Association;

4.1.4.3                                                any mortgage, contract or other undertaking or instrument to which the Mortgagor is a party or which is binding upon it or any of its assets; and

4.1.4.4                                                any limitation imposed on borrowing and/or charging by the Mortgagor;

4.1.5                                       this Deed is enforceable under the laws of Hong Kong and that all consents, approvals, authorisations, orders and exemptions of any authority, department or agency which are required for or in connection with the execution, delivery, performance, legality or enforceability of this Deed and the Power of Attorney have been obtained and are in full force and effect;

4.1.6                                       it is not in default under any agreement to which it is a party or by which it may be bound and no litigation arbitration or administrative proceedings are presently current or pending or threatened which default, litigation arbitration or administrative proceedings, as the case may be, might materially affect its ability to perform its obligations under this Deed or the Power of Attorney, as the case may be; and

4.1.7                                       each of the Mortgagors hereby acknowledges that the Mortgagee has entered into this Deed in full reliance of the aforesaid representations and warranties, which will be correct and complied with in all respects so long as this Deed shall remain in force, and each of the above representations and warranties will be correct and complied with in all respects so long as the Secured Obligations remains outstanding.

5.                                               POWER OF SALE

5.1                                        Enforceability

Upon the occurrence of an Event of Default, the Mortgagee or its nominee may, after giving written notice to the Mortgagors, sell or dispose of, including but not limited to, where applicable, repurchase and cancel, all or any part of the Shares, and may apply the proceeds of any such sale or disposition in or towards the discharge of the costs thereby incurred and of the Secured Obligations in such manner as it in its absolute discretion thinks fit.

5.2                                        Sale of Shares

Subject to Clause 5.1 above, the Mortgagee shall be entitled to exercise such power of sale in such manner and at such time or times and for such consideration (whether payable immediately or by instalments) as it shall in its absolute discretion think fit (whether by private sale, public auction or otherwise) and so that the Shares (or any relevant part thereof) may be sold (i)

subject to any conditions which the Mortgagee may think fit to impose and, (ii) to any person (including any person connected with the Mortgagor, the Company or the Mortgagee).  Neither the Mortgagee nor its nominee shall be liable for any loss or damage incurred by any such sale or disposal.

5.3                                        Dividends

At any time after the power of sale has arisen, any Dividends which have been or may be received or receivable by the Mortgagee or any nominee of the Mortgagee may be applied by the Mortgagee as though they were proceeds of sale hereunder.

5.4                                        Purchaser Not Bound to Enquire

The Mortgagee is authorised to give a good discharge for any moneys received by it pursuant to the exercise of its power of sale and a purchaser shall not be bound to enquire whether the power of sale has arisen as herein provided nor be concerned with the manner of application of the proceeds of sale.

6.                                               DIVIDENDS AND VOTING RIGHTS

6.1                                        If the Shares or any of them are registered in the name of the Mortgagors or their respective nominee(s), any Dividends received shall be deposited in bank accounts in the joint names of the Mortgagee and each of the Mortgagors, and the Mortgagee agrees with the Mortgagors that, unless an Event of Default or prospective Event of Default occurs:

6.1.1                                       subject to Clause 10, the Mortgagee shall hold the Dividends for the account of the Mortgagors in accordance with their respective entitlement thereto and shall pay such Dividends accrued from the relevant number of the Locked-up Shares to the relevant Mortgagors at the same time as such number of the Locked-up Shares are released to the Mortgagors in accordance with the Agreement;

6.1.2                                       subject to the Lock-up Restrictions, the Mortgagor may exercise all voting and other rights and powers attaching to the Shares; and

6.1.3                                       for the avoidance of doubt, the Mortgagee shall keep three separate joint bank accounts with each of the Mortgagors and any Dividends received, depending on to which Shares such Dividends are attributed, shall be deposited to the joint bank account of the Mortgagee and the relevant Mortgagor.

6.2                                        Upon the occurrence of a failure by any of the Mortgagors to pay, perform, or observe the Secured Obligations in accordance with the terms and conditions of the Agreement, each of the Mortgagors irrevocably authorises the Mortgagee to sign on its behalf any proxies or other documents which the Mortgagee may require to enable the Mortgagee to exercise such voting and other rights and powers attaching to the Shares.

7.                                               UNDERTAKINGS AND COVENANTS

7.1                                        Each of the Mortgagors undertakes that for so long as the Agreement remains in existence it will:

7.1.1                                       promptly deliver or cause to be delivered to the Mortgagee all notices and other communications which the Mortgagor may receive in respect or in connection with the Shares;

7.1.2                                       pay to the Mortgagee upon demand, the amount of all expenses which the Mortgagee may incur in or with a view to perfecting or enforcing this Deed or otherwise in connection herewith;

7.1.3                                       promptly pay all calls and other payments which may become due in respect of any of the Shares; and

7.1.4                                       not at any time create, assume or permit to arise or subsist any encumbrance whatsoever on any or all of the Shares or transfer sell or otherwise howsoever deal with the Shares except pursuant hereto.

7.2                                        Each of the Mortgagors covenants with the Mortgagee that:

7.2.1                                       it will not, without the prior written consent of the Mortgagee, sell, transfer or deal with, or agree (conditionally or unconditionally) to sell, transfer or deal with any of the Shares or any interest in them during the continuance of this Deed; and

7.2.2                                       it will not, without the prior written consent of the Mortgagee, create or permit to subsist any mortgage, pledge, lien, charge, assignment by way of security, hypothecation, letter of trust, security interest or any other security agreement or arrangement existing or future upon the Shares or any of them to secure any liability (actual or contingent) except as constituted by this Deed or grant any right or interest in or over the Shares or any of them.

8.                                               TAXES AND OTHER DEDUCTIONS

All sums payable by the Mortgagors under this Deed shall be paid in full without set-off or counterclaim or any restriction or condition and free and clear of any tax or other deductions or withholdings of any nature.

9.                                               COSTS, CHARGES AND EXPENSES

9.1                                        The Mortgagors shall jointly and severally be responsible for all stamp duty and registration fees and/or other statutory costs which may be payable for the purpose of properly securing the interests of the Mortgagee under this Deed or the Power of Attorney.

9.2                                        All legal and other costs and expenses incurred in connection with the preparation, negotiation and settlement of this Deed shall be for the account of the Mortgagors jointly and severally and the Mortgagors agree to pay those costs and expenses to the Mortgagee on demand.

9.3                                        The Mortgagors agree to pay or reimburse the Mortgagee on demand for the costs, charges and expenses of the Mortgagee in connection with any consent, exercise or non-exercise of rights (including, without limitation, in connection with the contemplated or actual enforcement or preservation of any rights under documents in connection with this Deed) or any waiver, variation, release, discharge or production of title documents in connection with this Deed or the Shares.  Anything which the Mortgagor is required to do under this Deed must be done at the Mortgagor’s cost.

10.                                        SUSPENSE ACCOUNT

The Mortgagee may place and keep any monies received by virtue of this Deed (whether before or after the insolvency or liquidation of the Mortgagor) to the credit of a suspense account for so long as the Mortgagee may think fit in order to preserve the rights of the Mortgagee to sue or prove for the whole amount of its claims against the Mortgagor or any other person.

11.                                        POWER OF ATTORNEY

Each of the Mortgagors hereby irrevocably and by way of security appoints the Mortgagee or its nominee to be its attorney, in its name and on its behalf, to make any alteration or addition as the Mortgagee may require for perfecting its title to the Shares, or any of them, or for vesting or enabling it to vest the Shares in the Mortgagee or any purchaser and otherwise to execute, seal and deliver and otherwise perfect and do any such transfers and other documents and all such deeds, assurances, agreements, instruments, acts and things which may be lawfully required for the full exercise of any of the powers hereby confessed or which may be deemed proper in or in connection with any sale, dispositions or other realisation of the Shares, or any of them.  Each of the Mortgagor hereby ratifies and confirms and agrees to ratify and confirm any instrument, act or thing which any such attorney may lawfully execute or lawfully do.

12.                                        PRESERVATION OF THE MORTGAGEE’S RIGHTS

12.1                                 The liabilities under this Deed of each of the Mortgagors and the rights under this mortgage of the Mortgagee, or an attorney appointed under this Deed are not affected by:

12.1.1                                  the Mortgagee or another person granting time or other indulgence (with or without the imposition of an additional burden) to, compounding or compromising with, or wholly or partially releasing the Mortgagor or another person in any way;

12.1.2                                  invalidity or unenforceability of any of the obligations or liabilities of the Mortgagor under the Agreement and/or the Share Swap Agreement;

12.1.3                                  invalidity or irregularity in the execution of this Deed, the Agreement or the Share Swap Agreement by the Mortgagor or any deficiency in the powers of the Mortgagor to enter into or observe its obligations under this Deed, the Agreement or the Share Swap Agreement;

12.1.4                                  any other charge, guarantee or other security or right or remedy being or becoming held by or available to the Mortgagee or by any of the same being or becoming wholly or partly void, voidable, unenforceable or impaired or by the Mortgagee at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Mortgagee may now or hereafter have from or against the Mortgagor or any other person or the granting of any time or indulgence to the Mortgagor or any other person;

12.1.5                                  any variation or modification of the Agreement, the Share Swap Agreement or any other document referred to therein; and/or

12.1.6                                  any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Deed or the liability of the Mortgagor hereunder.

13.                                        WAIVER AND SEVERABILITY

No failure or delay by the Mortgagee in exercising any right, power or remedy hereunder shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and do not exclude any other rights, powers and remedies provided by law. If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Deed, shall not be affected or impaired thereby.

14.                                        NOTICES

14.1                                 Delivery

Each notice, demand or other communication to be given or made under this Deed shall be in writing and delivered or sent to the relevant party at its address or fax number set out below (or such other address or fax number as the addressee has by five (5) days’ prior written notice specified to the other party):

To King Reach:

Address	:	16/F., The Peninsula Office Tower, 18 Middle Road, Tsim Sha Tsui, Kowloon, Hong Kong

Fax number	:	+852 3580 0775

Attention	:	Board of directors

To Greatfaith:

Address	:	2/F, 4 Sun Wun Road, Causeway Bay, Hong Kong

Fax number	:	+852 3580 0775

Attention	:	Board of directors

To Allstrong:

Address	:	Rooms 602-603, 6/F., Opulent Building, 402-406 Hennessy Road, Hong Kong

Fax number	:	+852 2833 0190

Attention	:	Board of directors

To the Mortgagee:

Address	:	Room 3006, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong

Fax number	:	+852 2869 8960

Attention	:	Board of directors

14.2                                 Deemed Delivery

Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address, and (b) if given or made by fax, when despatched and the facsimile transmission was confirmed as sent by the originating machine.

15.                                        AMENDMENT TO THE AGREEMENT

15.1                                 With effect from the date hereof and subject to the simultaneous execution of the Share Swap Agreement and the Deed of Release, the Parties agree that the Agreement be read and construed as if the following applied:

15.1.1                                the definition of “合资格上市” in clause 1 of the Agreement shall be deleted;

15.1.2                                “China Wave集团” shall be defined under the definition section in clause 1 of the Agreement as follows:

“指China Wave以及其附属公司”;

15.1.3                                “CMGE” shall be defined under the definition section in clause 1 of the Agreement as follows:

“指 China Mobile Games and Entertainment Group Limited, 为一家于开曼群岛注册成立的有限责任公司，其注册地址为 P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands”;

15.1.4                                “股份互换协议” shall be defined under the definition section in clause 1 of the Agreement as follows:

“指King Reach Limited, Greatfaith Group Limited, 买方和CMGE于2011年8月23日签订的股份互换协议”;

15.1.5                                “附属公司” shall be defined under the definition section in clause 1 of the Agreement as follows:

“按香港条例第32章《公司条例》所界定的涵意”;

15.1.6                                replace “公司” with “Beauty Wave 和 China Wave集团” in the definition of “利润目标” in clause 1 of the Agreement;

15.1.7                                delete and replace the definition of “实际审计税前利润” in clause 1 of the Agreement with the followings:

“指Beauty Wave和China Wave集团分别按香港一般公认的会计准则和惯例所做成的从每年的1月1日至同年的12月31日的期间的经审计的综合报表税前利润的总和”;

15.1.8                                delete and replace the definition of “管理层” in clause 1 of the Agreement with the followings:

“指参与Beauty Wave和China Wave集团业务运营的董事、总经理及高级管理人员，具体所属人员届时由Beauty Wave和China Wave之董事共同决定”;

15.1.9                                replace all references to “公司” with “Beauty Wave和China Wave” in the definition of “奬励花红” in clause 1 of the Agreement;

15.1.10                         replace all references to “公司” with “Beauty Wave和China Wave” in clause 4.2.3 of the Agreement;

15.1.11                         replace “集团公司” with “Beauty Wave和China Wave集团” in clause 4.3.1 of the Agreement;

15.1.12                         replace “集团公司” with “Beauty Wave和China Wave集团” in the first sentence of clause 4.3.2 of the Agreement;

15.1.13                         the words “其余下公司权益” in clause 4.3.2.2 of the Agreement shall be deleted and replaced by “受股份互换协议的第3.4和3.5条锁定限制的CMGE股份权益（”该CMGE权益”）”;

15.1.14                         the second sentence in clause 4.3.2.2 of the Agreement shall be deleted and replaced by the following:

“该CMGE权益估值由买方自行决定。卖方将促使并提供一切所需协助让买方可自由处理或出售该CMGE权益以作为上述的补偿。”;

15.1.15                         Clause 4.3.2.4 of the Agreement shall be deleted in its entirety;

15.1.16                         delete and replace all references to “公司” with “Beauty Wave和China Wave” in clause 4.3.3 of the Agreement;

15.1.17                         delete and replace clause 4.3.3.1 of the Agreement with the following:

“如果Beauty Wave和China Wave集团超额完成利润目标百分之二十五(25%)以上至百分之五十(50%)的, Beauty Wave和China Wave将向管理层支付奬励花红，有关奬励花红由Beauty Wave和China Wave以现金形式支付，计算公式为:

奬励花红                    =            (实际审计税前利润 — 利润目标 x 1.25) x 0.85 x 0.2”;

15.1.18                         delete and replace clause 4.3.3.2 with the following:

“如果Beauty Wave和China Wave集团超额完成利润目标百分之五十(50%)以上的, Beauty Wave和China Wave将向管理层支付额外奬励花红，有关额外奬励花红由Beauty Wave和China Wave以现金形式支付，计算公式为:

奬励花红                    =            (利润目标 x 1.5 — 利润目标 x 1.25) x 0.85 x 0.2 + (实际审计税前利润 — 利润目标 x 1.5) x 0.85 x 0.25”;

15.1.19                         delete and replace clause 4.3.3.3 of the Agreement with the following:

“管理层亦有权以Beauty Wave 和 China Wave股份代替现金收取上述花红奬金(「股份花红」，股份花红应按照Beauty Wave 和 China Wave集团该年度税后利润总额的5倍估值(即2010年或2011年Beauty Wave 和 China Wave集团净利润x5)计算，Beauty Wave 和 China Wave发行的股份花红总额累计不能超过Beauty Wave 和 China Wave各其时已发行股本的3%)。未能以股份花红支付的部份将以现金支付给管理层。”;

15.1.20                         the reference to “公司” shall be deleted in clause 4.3.3.4 of the Agreement;

15.1.21                         delete clause 4.3.3.5 of the Agreement; and

15.1.22                         replace all references to “公司” with “Beauty Wave 和 China Wave集团” in clause 8.2 of the Agreement.

15.2                                   Each of the Parties agree that except as amended and restated by the provisions above, the provisions of the Agreement and the respective rights and obligations of the Parties under the same will remain in full force and effect.

16.                                        GOVERNING LAW AND JURISDICTION

This Deed and the rights and obligations of the Parties hereunder shall be governed by and construed in accordance with the laws of Hong Kong and the Parties hereby irrevocably submits to the non-exclusive jurisdiction of the courts of Hong Kong.

IN WITNESS WHEREOF this Deed has been executed by the Parties and is intended to be and is hereby delivered on the day and year first above written.

KING REACH LIMITED	)	For and on behalf of
	)	King Reach Limited
THE COMMON SEAL of	)	(Sd.) CHANG Tat Joel
King Reach Limited	)	Authorised Signature(s)
was affixed to this Deed	)
in the presence of:	)
(Sd.) CHAN Kiu Sin

Joel CHANG
Director

GREATFAITH GROUP LIMITED	)	For and on behalf of
	)	Greatfaith Group Limited
THE COMMON SEAL of	)	(Sd.) CAO Kunyu
Greatfaith Group Limited	)	Authorised Signature(s)
was affixed to this Deed	)
in the presence of:	)
(Sd.) LI Mau

Kunyu
Director

ALLSTRONG INVESTMENTS LIMITED	)	For and on behalf of
	)	Allstrong Investments Limited
THE COMMON SEAL of	)	(Sd.) KWONG Ka Tat
Allstrong Investments Limited	)	Authorised Signature(s)
was affixed to this Deed	)
in the presence of:	)
(Sd.) CHAN Kiu Sin

Director

Director

VODONE LIMITED	)	For and on behalf of
	)	VODone Limited
THE COMMON SEAL of	)	(Sd.) Hendrick SIN
VODone Limited	)	Authorised Signature(s)
was affixed to this Deed	)
in the presence of:	)

Appendix A

INSTRUMENT OF TRANSFER

We, King Reach Limited of P.O. Box 933, 2nd Floor, Abbott Building, Road Town, Tortola, British Virgin Islands

(hereinafter called the “Transferor”) in consideration of

paid to us by                                                                                                                                                                                                                                                                                                  (hereinafter called the “Transferee”), do hereby transfer to the said Transferee                    ordinary shares standing in our name in the Register of VODone Limited to hold unto the said Transferee, its Executors, Administrators or Assigns, subject to the several conditions upon which we hold the same at the time of execution hereof.

And the said Transferee hereby agrees to take the said shares subject to the same conditions.

Witness to our hands the                  day of

Witness to the signature of	)	For and on behalf of
	)	King Reach Limited
Signature: (Sd.) CHAN Kiu Sin	)
)
Name: CHAN Kiu Sin	)
Address: 16/F., The Peninsula Office Tower,	)	(Sd.) CHANG Tat Joel
18 Middle Road, Tsim Sha Tsui, Kowloon,	)	Director
Hong Kong	)	(TRANSFEROR)

Witness to the signature of	)	For and on behalf of
)
Signature:	)
)
Name:	)
Address:	)
	)	Director
	)	(TRANSFEREE)

INSTRUMENT OF TRANSFER

We, Greatfaith Group Limited of P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands

(hereinafter called the “Transferor”) in consideration of

paid to us by                                                                                                                                                                                                                                                                                                          (hereinafter called the “Transferee”), do hereby transfer to the said Transferee                 ordinary shares standing in our name in the Register of VODone Limited to hold unto the said Transferee, its Executors, Administrators or Assigns, subject to the several conditions upon which we hold the same at the time of execution hereof.

And the said Transferee hereby agrees to take the said shares subject to the same conditions.

Witness to our hands the                  day of

Witness to the signature of	)	For and on behalf of
	)	Greatfaith Group Limited
Signature: (Sd.) LI Mau	)
)
Name: LI Mau	)
Address:	)	(Sd.) CAO Kunyu
	)	Director
	)	(TRANSFEROR)

Witness to the signature of	)	For and on behalf of
)
Signature:	)
)
Name:	)
Address:	)
	)	Director
	)	(TRANSFEREE)

INSTRUMENT OF TRANSFER

We, Allstrong Investments Limited of P.O.Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands

(hereinafter called the “Transferor”) in consideration of

paid to us by                                                                                                                                                                                                                                                                                                      (hereinafter called the “Transferee”), do hereby transfer to the said Transferee                 ordinary shares standing in our name in the Register of VODone Limited to hold unto the said Transferee, its Executors, Administrators or Assigns, subject to the several conditions upon which we hold the same at the time of execution hereof.

And the said Transferee hereby agrees to take the said shares subject to the same conditions.

Witness to our hands the                    day of

Witness to the signature of	)	For and on behalf of
	)	Allstrong Investments Limited
Signature: (Sd.) CHAN Kiu Sin	)
)
Name: CHAN Kiu Sin	)
Address: 16/F., The Peninsula Office Tower,	)	(Sd.) KWONG Ka Tat
18 Middle Road, Tsim Sha Tsui, Kowloon,	)	Director
Hong Kong	)	(TRANSFEROR)

Witness to the signature of	)	For and on behalf of
)
Signature:	)
)
Name:	)
Address:	)
	)	Director
	)	(TRANSFEREE)